Exhibit 10.29

June 30, 2010

VIA ELECTRONIC DELIVERY

NRFC WA Holdings, LLC

NRFC WA Holdings II, LLC

NRFC WA Holdings VII, LLC

NRFC WA Holdings X, LLC

NRFC WA Holdings XII, LLC

Northstar Realty Finance Corp.

Northstar Realty Finance L.P.

NRF-Reindeer Ltd.

NRFC Sub-Reit Corp.

NRFC Luxembourg Holdings I S.à r.l.

c/o NorthStar Realty Finance Corp.

399 Park Avenue, 18th Floor

New York, New York  10022

Re:                               First Amended and Restated Credit Agreement, dated as of October 28, 2009 (the “Credit Agreement”), among NRFC WA Holdings, LLC, a Delaware limited liability company, as a Borrower, NRFC WA Holdings II, LLC, a Delaware limited liability company, NRFC WA Holdings VII, LLC, a Delaware limited liability company, as a Borrower, NRFC WA Holdings X, LLC, a Delaware limited liability company, as a Borrower, NRFC WA Holdings XII, LLC, a Delaware limited liability company, as a Borrower,  Northstar Realty Finance Corp., a Maryland corporation (together with its successors and permitted assigns, “Northstar”), as a Guarantor, Northstar Realty Finance L.P., a Delaware limited partnership, as a Guarantor, NRFC Sub-REIT Corp., a Maryland corporation, as the Pledgor, Wells Fargo Bank, National Association (as successor-by-merger to Wachovia Bank, National Association), a national banking association (together with its successors and assigns, “Wells Fargo”), as lender (in such capacity, together with its successors and assigns, the “Lender”), and Wells Fargo, a national banking association, as administrative agent for the Lender (in such capacity, together with its successors and assigns, the “Administrative Agent”).  Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

To Whom It May Concern:

Notwithstanding anything set forth in the Credit Documents to the contrary, subject to the terms of this letter (this “Letter”), the Lender will agree to accept the amount of TWO HUNDRED EIGHT MILLION DOLLARS ($208,000,000.00) in immediately available funds (the “Discounted Amount”) in full satisfaction of the obligations, indebtedness and liabilities of Northstar and its Affiliates and Subsidiaries to the Lender and the Administrative Agent under the Loans, the Credit Agreement, the Notes and any of the other Credit Documents (other than any indemnification and other obligations under the Credit Documents which by their terms survive payment of the foregoing obligations) (the “Credit Agreement Released Obligations”) provided, that on or before June 30, 2010 (such date, the “Discounted Payment Date”), the conditions precedent set forth herein are satisfied.  Notwithstanding anything set forth in the Repurchase Documents (as defined in the Reindeer Facility) to the contrary, subject to the terms of this Letter, Wells Fargo Bank, N.A., London Branch (as successor-by-merger to Wachovia Bank, N.A., London Branch) (“Wells Fargo London”) will agree to accept (a) a present absolute assignment of all of the Seller’s right, title and interest in and to forty percent (40%) of all principal payments made, distributed or remitted in respect of or in connection with the Note, any collateral for the Note, including the Participation Pledge, the Participation and/or the Future Interests (as each such term is defined in the Reindeer Termination), free and clear of all liens, claims or encumbrances of any kind and (b) a principal guaranty from Northstar and Northstar Realty Finance L.P. (the “Principal Guaranty”), guaranteeing payment of the Reindeer Interest,  in full satisfaction of the obligations, indebtedness and liabilities of Northstar and its Affiliates and Subsidiaries to Wells Fargo London under the Reindeer Facility (other than any indemnification and other obligations under the Reindeer Facility which by their terms survive payment of the foregoing obligations and, for the avoidance of doubt, the Seller’s obligations created under the Reindeer Termination (defined below)) (the “Reindeer Released Obligations” and, together with the Credit Agreement Released Obligations, the “Released Obligations”), provided, that on or before the Discounted Payoff Date, the conditions precedent set forth herein are satisfied.  As further consideration for the release by Wells Fargo of the Released Obligations (such release hereinafter referred to as the “Transaction”), Wells Fargo will agree to accept a warrant issued by Northstar to Wells Fargo and its successors and assigns, with a ten-year term and strike price of $7.60, in form and substance satisfactory to Wells Fargo (the “New Warrant”) (which New Warrant, for the avoidance of doubt, is in addition to the Warrant Agreements previously granted by Northstar to Wells Fargo).

Notwithstanding the foregoing, Wells Fargo and Northstar have agreed that the “Aggregate Net Profit” (as defined in the New Warrant) of Wells Fargo in connection with the Reindeer Interest and the New Warrant is limited to $45,000,000, as such limitation is more particularly set forth in the New Warrant and the Reindeer Termination.

Wells Fargo’s obligation to enter into the Transaction is subject to the satisfaction of the following on or before the Discounted Payoff Date:

(a)           Wells Fargo has received the Discounted Amount  in immediately available funds;

(b)           the Borrowers, the Guarantors, the Pledgor, the Administrative Agent and the Lender shall have executed and delivered a termination and release agreement with respect to the Credit Agreement and the other Credit Documents, in form and substance satisfactory to Wells Fargo (the “Termination”);

(c)           NRF-Reindeer Ltd., NRFC Sub-Reit Corp., Northstar Realty Finance Corp., NRFC Luxembourg Holdings I S.à r.l. and Wells Fargo London shall have executed and delivered a termination, release and assignment agreement with respect to the Reindeer Facility, in form and substance satisfactory to Wells Fargo (the “Reindeer Termination”);

(d)           all conditions precedent set forth in the Termination and the Reindeer Termination (including the execution and delivery of the Principal Guaranty and the payment direction described in the Reindeer Termination) shall have been satisfied;

(e)           Northstar shall have executed and delivered the New Warrant;

(f)            the Borrowers, the Guarantors, the Pledgor, NRF-Reindeer Ltd. and NRFC Luxembourg Holdings I S.à r.l. shall deliver to Wells Fargo and Wells Fargo London an opinion letter in form and substance satisfactory to Wells Fargo and Wells Fargo London in their discretion regarding this Letter, the New Warrant, the Termination and the Reindeer Release; and

(g)           the Borrowers, the Guarantors, the Pledgor, NRF-Reindeer Ltd. and NRFC Luxembourg Holdings I S.à r.l. shall deliver to Wells Fargo and Wells Fargo London such other opinions, documents, agreements and/or certifications as Wells Fargo and Wells Fargo London may reasonably require.

For the avoidance of doubt, in the event that any of the conditions set forth above are not satisfied on or before the Discounted Payment Date, none of the parties shall have any obligation to complete the Transaction or to otherwise accept the Discounted Amount.  For the avoidance of doubt, until the conditions precedent set forth in the previous paragraph are satisfied, Wells Fargo and Wells Fargo London shall have the right to exercise any or all of its rights and remedies under the Credit Documents, the Reindeer Facility and Requirements of Law.

The Transaction shall be evidenced by such documentation deemed necessary or prudent by the parties hereto; provided, that in no event shall Wells Fargo or Wells Fargo London deliver any legal opinions or make any representations or warranties.

Wells Fargo, or an Affiliate of Wells Fargo, as soon as reasonably practicable following the Discounted Payment Date, shall use its commercially reasonable efforts to provide a new repurchase facility (such facility, the “New Facility”), in an amount not to exceed 200,000,000, to NorthStar and/or its Subsidiaries and Affiliates for the purchase and sale of certain mortgage-related assets, provided that the closing of the New Facility shall be subject to (a) the negotiation, execution and delivery of definitive documentation satisfactory to Wells Fargo in its discretion, (b) any and all information submitted to Wells Fargo by Northstar or any of its Subsidiaries and Affiliates being true, accurate, complete and not misleading in any material respect, (c) the results of Wells Fargo’s business, financial, legal, tax, environmental and accounting due diligence relating to the New Facility (as defined below), Northstar and its Subsidiaries and Affiliates being satisfactory to Wells Fargo in its discretion, (d) in the judgment of Wells Fargo, there not having been any material adverse change or material disruption after the date of this Letter in the financial, banking or real estate or capital markets generally, and (e) approval of Wells Fargo’s internal credit committee and other necessary approvals.

Each of the Borrowers, the Guarantors, the Pledgor, NRF-Reindeer Ltd. and NRFC Luxembourg Holdings I S.à r.l. represents and warrants, as of the date of this Letter, as follows:

(a)           it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization and each jurisdiction where it conducts business;

(b)           the execution, delivery and performance by it of this Letter is within its corporate, company or partnership powers, has been duly authorized and does not contravene (i) its Authority Documents or its applicable resolutions, (ii) any Requirement of Law or (iii) any Contractual Obligation, Indebtedness or Guarantee Obligation;

(c)           no consent, license, permit, approval or authorization of, or registration, filing or declaration with, any Governmental Authority or other Person is required in connection with the  execution, delivery, performance, validity or enforceability by or against it of this Letter;

(d)           this Letter has been duly executed and delivered by it;

(e)           this Letter, as well as each of the Credit Documents as modified by this Letter, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(f)            the Credit Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, which security interests and Liens are perfected in accordance with the terms of the Credit Documents and prior to all Liens subject to Permitted Liens;

(g)           after giving effect to this Letter, no Default or Event of Default exists or will exist;

(h)           each of the Credit Documents is in full force and effect and neither the Borrowers, the Guarantors, the Pledgor, NRF-Reindeer Ltd. nor NRFC Luxembourg Holdings I S.à r.l. have any defense, offset, counterclaim, abatement, right of rescission or other claims, actions, causes of action, demands or damages of any kind or nature, in all cases whether legal or equitable, available to a Borrower, a Guarantor, the Pledgor, NRF-Reindeer Ltd., NRFC Luxembourg Holdings I S.à r.l. or any other Person with respect to (i) this Letter, the Credit Agreement, the Credit Documents, the Reindeer Facility or any other instrument, document and/or agreement described herein or therein, (ii) the obligation of the Borrower to repay the Released Obligations and other amounts due under the Credit Documents and the Reindeer Facility or (iii) the Administrative Agent, the Lender or the Administrative Agent’s or the Lender’s respective officers, employees, representatives, agents, counsel or directors arising out of or from or in any way related to or in connection with the Credit Agreement, the Credit Documents or the Reindeer Facility, including, without limitation, any action by such Persons, or failure of such Persons to act, under the Credit Agreement, the other Credit Documents or the Reindeer Facility on or prior to the date hereof; and

(i)            it has dealt with no broker or consultant in connection with this Transaction and no broker or consultant fees are payable in connection herewith to any Person.

All reasonable costs and expenses of Wells Fargo and Wells Fargo London in connection with this Letter shall be payable by the Borrowers, the Guarantors, the Pledgor, NRF-Reindeer Ltd. and NRFC Luxembourg Holdings I S.à r.l. on or before the Discounted Payment Date.  Each of the Borrowers, the Guarantors, the Pledgor, NRF-Reindeer Ltd. and NRFC Luxembourg Holdings I S.à r.l. shall be responsible for all of its costs and expenses incurred in connection with the Transaction.  Each of the Borrowers, the Guarantors, the Pledgor, NRF-Reindeer Ltd. and NRFC Luxembourg Holdings I S.à r.l. shall also be responsible for all other reasonable fees, costs and expenses incurred by Wells Fargo in connection with the Transaction and the New Facility, whether such amounts are incurred prior to or after the Lender’s receipt of the Discounted Amount and regardless of whether the New Facility is consummated.

In consideration of the Lender’s willingness to accept the Discounted Amount, each of the Borrowers, the Guarantors, the Pledgor, NRF-Reindeer Ltd. and NRFC Luxembourg Holdings I S.à r.l. hereby waives, releases and discharges the Administrative Agent, the Lender and the Administrative Agent’s and the Lender’s successors, assigns, affiliates, officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages, liabilities, controversies, duties, covenants, responsibilities, obligations, costs, losses and /or expenses of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected, whether existing now or hereafter, arising out of, from or in any way relating to or in connection with, directly or indirectly, the Credit Agreement,  the Credit Documents, the Collateral, the Reindeer Facility or the Transaction, including, but not limited to, any action or failure to act under the Credit Agreement, the other Credit Documents, the Reindeer Facility or the Transaction, on or prior to the date hereof.

Neither Northstar nor any of its Affiliates shall disclose this Letter or the contents of this Letter, either directly or indirectly, orally or in writing, without the prior written consent of Wells Fargo, except to

Northstar’s officers, directors, agents and legal counsel working on the Transaction or as required by Requirements of Law.  Notwithstanding anything to the contrary contained herein, Northstar and its Affiliates shall be entitled to disclose any and all terms of this Letter (including the public filing thereof) if Northstar or any of its Affiliates, in its sole discretion, deems it necessary or appropriate under the rules or regulations of the Securities and Exchange Commission and/or the New York Stock Exchange.

This Letter may not be amended nor any provision hereof waived or modified except in writing by the parties hereto.

This Letter shall be governed by, and construed in accordance with, the laws of the State of New York.

This Letter may be executed in any number of counterparts, and by Wells Fargo, Wells Fargo London, the Borrowers, the Guarantors, the Pledgor, NRF-Reindeer Ltd. and NRFC Luxembourg Holdings I S.à r.l. on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which taken together shall constitute one and the same document.  Delivery of an executed counterpart of this Letter by telecopier shall be effective as delivery of a manually executed counterpart thereof.

This Letter represents the final agreement of the parties hereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties.  There are no unwritten or oral agreements between the parties.

If the Borrowers, the Guarantors, the Pledgor, NRF-Reindeer Ltd. and NRFC Luxembourg Holdings I S.à r.l. agree to the terms and conditions described in this Letter, please sign below and return to Wells Fargo and Wells Fargo London.  We look forward to working with you on this transaction.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Sincerely,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By:	/s/ H. Lee Goins III
Name:	H. Lee Goins III
Title:	Director

WELLS FARGO BANK, N.A., LONDON BRANCH, as Purchaser

By:	/s/ H. Lee Goins III
Name:	H. Lee Goins III
Title:	Director

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

ACKNOWLEDGED AND AGREED:

NRFC WA HOLDINGS, LLC,
a Delaware limited liability company

By:	/s Daniel R. Gilbert
Name:	Daniel R. Gilbert
Title:	Executive Vice President &
Chief Investment Officer

NRFC WA HOLDINGS II, LLC,
a Delaware limited liability company

By:	/s Daniel R. Gilbert
Name:	Daniel R. Gilbert
Title:	Executive Vice President &
Chief Investment Officer

NRFC WA HOLDINGS VII, LLC,
a Delaware limited liability company

By:	/s Daniel R. Gilbert
Name:	Daniel R. Gilbert
Title:	Executive Vice President &
Chief Investment Officer

NRFC WA HOLDINGS X, LLC,
a Delaware limited liability company

By:	/s Daniel R. Gilbert
Name:	Daniel R. Gilbert
Title:	Executive Vice President &
Chief Investment Officer

NRFC WA HOLDINGS XII, LLC,
a Delaware limited liability company

By:	/s Daniel R. Gilbert
Name:	Daniel R. Gilbert
Title:	Executive Vice President &
Chief Investment Officer

NORTHSTAR REALTY FINANCE CORP.,
a Maryland corporation

By:		/s Daniel R. Gilbert
Name:		Daniel R. Gilbert
Title:		Executive Vice President &
Chief Investment Officer

NORTHSTAR REALTY FINANCE L.P.,
a Delaware limited partnership

By:		/s Daniel R. Gilbert
Name:		Daniel R. Gilbert
Title:		Executive Vice President &
Chief Investment Officer

NRFC SUB-REIT CORP.,
a Maryland corporation

By:		/s Daniel R. Gilbert
Name:		Daniel R. Gilbert
Title:		Executive Vice President &
Chief Investment Officer

NRF-REINDEER LTD.

By:		/s Daniel R. Gilbert
Name:		Daniel R. Gilbert
Title:		Executive Vice President &
Chief Investment Officer

NRFC LUXEMBOURG HOLDINGS I S.À R.L.

By:		NRFC Sub-REIT Corp.,
as Category A Manager

	By:	/s Daniel R. Gilbert
	Name:	Daniel R. Gilbert
	Title:	Executive Vice President &
Chief Investment Officer

By:		/s/ Mr. Alain Peigneux
Mr. Alain Peigneux,
as Category B Manager